NORWEST SELECT FUNDS

                                   INCOME FUND
                               INCOME EQUITY FUND
                             VALUGROWTHSM STOCK FUND
                            SMALL COMPANY STOCK FUND


                         Supplement Dated March 1, 1999
                         to Prospectus Dated May 1, 1998


                           I. SMALL COMPANY STOCK FUND

         The portfolio manager for Small Company Stock Fund (as described on page 11) has been changed. All references in the prospectus to Crestone Capital Management, Inc. (subadviser of Small Company Stock Fund) and to Kirk McCown of Crestone, the portfolio manager of the Fund, are deleted. The following replaces, in its entirety, the subparagraph entitled "Small Company Stock Fund", under the section entitled "Portfolio Managers" on Page 11:

          SMALL COMPANY STOCK FUND - Kenneth Lee and Thomas Zeifang. Mr. Lee has been affiliated with Norwest since 1999. Mr. Lee also provides fundamental security analysis and portfolio management at Wells Capital Management Incorporated ("WCM"). He has been associated with WCM and its affiliates since 1993. Mr. Zeifang has been associated with Norwest since 1999. Mr. Zeifang also is a portfolio manager at WCM, with whom he has been associated since 1995. Prior to 1995, he served as an analyst at Fleet Investment Advisors.

                            II. VALUGROWTH STOCK FUND

         The portfolio  manager for ValuGrowth  Stock Fund (as described on page
11) was changed effective December 1, 1998. All references in the prospectus to David S. Lunt, the portfolio manager of the Fund, are deleted. The following replaces, in its entirety, the subparagraph entitled "ValuGrowth Stock Fund" under the section entitled "Portfolio Managers" on Page 11:

          VALUGROWTH STOCK FUND - Charles J. Meyer, CFA, associated with Norwest or its affiliates since 1998. Mr. Meyer is a Director - Institutional Portfolio Management. From 1992 to 1998, Mr. Meyer was a portfolio manager for Montana Board of Investments.

                               III. MANAGEMENT FEE

         The following replaces, in its entirety, the first sentence of the second paragraph of the section entitled "Management and Distribution Services" on Page 11:

          For its management services and facilities, Forum is entitled to receive a monthly fee at an annual rate of 0.10% of the average daily net assets of each Fund.